PERFORMANCE CALCULATION

                                   COLONIAL NEWPORT TIGER CUB  FUND - CLASS A

                                               Year End: 8/31/96

                                             Inception Date: 6/3/96



                                               SINCE INCEPTION
                                             6/03/96 TO 8/31/96

                                         Standard          Non-Standard


    Initial Inv.                         $1,000.00             $1,000.00
    Max. Load                                 5.75%

    Amt. Invested                          $942.50             $1,000.00
    Initial NAV                             $10.00                $10.00
    Initial Shares                          94.250               100.000

    Shares From Dist.                        0.000                 0.000
    End of Period NAV                        $9.32                 $9.32

    Total Return                            -12.25%                -6.80%

    Average Annual
     Total Return                              N/A                   N/A


    10/18/96

                                         PERFORMANCE CALCULATION

                                  COLONIAL NEWPORT TIGER CUB FUND - CLASS B

                                          Year End: 6/30/96

                                       Inception Date: 6/3/96




                                         SINCE INCEPTION
                                       6/03/96 TO 8/31/96
                                    Standard       Non-Standard


 Initial Inv.                       $1,000.00        $1,000.00

 Amt. Invested                      $1,000.00        $1,000.00
 Initial NAV                           $10.00           $10.00
 Initial Shares                       100.000          100.000

 Shares From Dist.                      0.000            0.000
 End of Period NAV                      $9.30            $9.30

 CDSC*                                   4.65%
 Total Return                          -11.65%           -7.00%

 Average Annual
  Total Return                            N/A              N/A

  * Due to the decrease in NAV from the beginning of the period, the CDSC has been adjusted according to the prospectus.



    10/18/96



                                                   PERFORMANCE CALCULATION

                                             COLONIAL NEWPORT TIGER CUB FUND
                                                           CLASS D

                                                       Year End: 8/31/96

                                                     Inception Date: 6/3/96



                                                       SINCE INCEPTION
                                                     6/03/96 TO 8/31/96

                                                 Standard       Non-Standard


  Initial Inv.                                  $1,000.00         $1,000.00
  Max. Load                                          1.00%

  Amt. Invested                                   $990.00         $1,000.00
  Initial NAV                                      $10.00            $10.00
  Initial Shares                                   99.000           100.000

  Shares From Dist.                                 0.000             0.000
  End of Period NAV                                 $9.30             $9.30

  CDSC*                                              0.92%
  Total Return                                      -8.85%            -7.00%

  Average Annual
   Total Return                                    N/A              N/A

   * Due to the decrease in NAV from the beginning of the period, the CDSC has been adjusted according to the prospectus.


  10/18/96

                                                 PERFORMANCE CALCULATION

                                             COLONIAL NEWPORT TIGER CUB  FUND
                                                          CLASS Z

                                                       Year End: 8/31/96

                                                     Inception Date: 6/3/96



                                                       SINCE INCEPTION
                                                     6/03/96 TO 8/31/96

                                                Non-Standard


  Initial Inv.                                  $1,000.00
  Max. Load

  Amt. Invested                                 $1,000.00
  Initial NAV                                      $10.00
  Initial Shares                                  100.000

  Shares From Dist.                                 0.000
  End of Period NAV                                 $9.32


  Total Return                                      -6.80%

  Average Annual
   Total Return                                    N/A






   10/18/96